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                                EXHIBIT 10(b)


                      Consent of McGladry & Pullen, LLP

We consent to the reference to our Firm under the caption "General Information"in the Statement of Additional Information and under the caption "Experts" in the Prospectus of Jefferson-Pilot Separate Account A and to the use of our reports on Jefferson-Pilot Separate Account A, dated February 23, 1996 and Jefferson-Pilot Life Insurance Company dated February 6, 1996, respectively, in Post-Effective Amendment No. 3 under the Securities Act of 1933 and Post-Effective Amendment No. 13 under the Investment Company Act of 1940 to the Registration Statement (Form N-4) of Jefferson -Pilot Separate Account A.



McGladry & Pullen, LLP

/s/ McGladry & Pullen, LLP


Greensboro, NC
April 29, 1997